Exhibit 99.1

Fueling Growth

Thomas E. Werner Senior Vice President, Finance, and Chief Financial Officer

Safe Harbor This event contains forward-looking statements within the meaning of the federal securities laws. Hospira intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the federal securities laws. In some cases, you can identify these statements by our use of forward-looking words such as “may,” “will,” “should,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “project,” “intend,” “could” or similar expressions. In particular, statements regarding our plans, strategies, prospects, goals and expectations regarding our business and the industries and markets in which we operate are forward-looking statements. You should be aware that these statements and any other forward-looking statements in this material only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Many of these risks, uncertainties and assumptions are beyond our control and may cause actual results and performance to differ materially from our expectations. Important factors that could cause our actual results to be materially different from our expectations include the factors, risks and uncertainties described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K and subsequent Form 10-Qs filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this material. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda Financial Highlights First-Half 2009 Project Fuel Long-Term Growth Summary

Significant Progress * Gross Margin, Operating Income and EPS are non-GAAP results for 2005-2009E. Non-GAAP measures are reconciled to GAAP measures in the Appendix. ** 2009 estimate is at the mid-point of the guidance range. Net Sales ($B) Gross Margin %* Operating Income %* Earnings Per Share* $2.6 $3.4 $3.8 2005 2007 2009E 40.0% 38.6% 34.2% 2005 2007 2009E $1.91 $2.19 $2.83 2005 2007 2009E 18.5% 16.9% 16.0% 2005 2007 2009E

Focus on Free Cash Flow FCF % of sales Free cash flow 10% 7% 12% Free cash flow is defined as cash flow from operations less capital expenditures. 2009 estimate is at the mid-point of the guidance range. 12% 13% Free Cash Flow FCF % Sales $100 $200 $300 $400 $500 2005 2006 2007 2008 2009E

Reducing Debt



$2.12B debt
• Paid $100MM
$375MM due
$400MM due
$550MM due
2007
2008
2009
2010
2012
2014
2015
2017
$2.6B debt
• Paid $400MM
$2.1B debt
• Paid $300MM
• Issued $250MM 6-year notes
$500MM due
$250MM due

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Hospira

Improving ROIC



Return %
21%
12%
13%
16%
FY05
FY06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
FY09E

8

Hospira

* 2009 estimate is at the mid-point of the guidance range.

* Excludes Mayne Pharma acquisition, largely funded by debt. Capital Allocation $1.2B $125MM $550MM $300MM $600MM $2.8B Near Term 2009-2010 Maintain investment-grade rating Establish desired liquidity levels ~120% x EBITDA $375MM paydown due March 2010 Consider repurchase of debt or stock in 2011 2004 – 1H 2009 Operating Cash Flow*

Outperforming S&P Healthcare and Broader U.S. Market Indices HSP S&P 500 Dow Jones Ind. Avg. S&P Healthcare HSP 50.9% SPX (7.4%) HCX (1.4%) DJIA (6.3%) -60% -40% -20% 0% 20% 40% 60% 80% 100% 7/31/04 1/31/05 7/31/05 1/31/06 7/31/06 1/31/07 7/31/07 1/31/08 7/31/08 1/31/09 7/31/09

F I R S T - H A L F 2 0 0 9

First-Half 2009 Highlights Delivered strong net sales despite a difficult economic environment Enhanced GPO contract awards Made significant progress on Project Fuel Continued advancement in biogenerics Paid down debt Increased annual guidance

First-Half 2009 Financial Summary Net Sales*: grew 7% Operating income**: increased 10% Cash balance at June 30, 2009: $609MM Free cash flow**: 9% * On a constant-currency basis. ** Non-GAAP measure.

New Product Launches Oxaliplatin Launched in August 2009 Sold through both hospital and alternate site channels Current erosion rate 55-65% High-Dose Heparin Launched in September 2009 Limited competition in market

Updates to 2009 Guidance N/A Operating Margin %* 39.5% - 40.0% Gross Margin %* $2.70 - $2.75 Diluted EPS* $565 - $615MM Cash Flow from Ops Other 4% - 6% GLOBAL 4% - 6% 4% - 6% Americas SIP Revenue (Constant Currency) 18.0% - 19.0% Operating Margin %* 39.5% - 40.5% Gross Margin %* $2.80 - $2.85 Diluted EPS* $610 - $660MM Cash Flow from Ops Other 5% - 7% GLOBAL 6% - 8% 8% - 10% Americas SIP Revenue (Constant Currency) * Gross Margin, Operating Margin and EPS are adjusted; non-GAAP measures. Updated Guidance Previous Guidance

P R O J E C T F U E L Evolution and Transformation

Benchmark Analysis Identified opportunities Understood constraints Ranked progress against pharma and device peers Analyzed progress to date Completed benchmarking : Our gross margin* improved over 1000 basis points Our operating income* improved 400 basis points Despite these efforts, our performance put us in the middle of our peer group We made considerable progress during the past 5 years Analysis showed: We will be a top-quartile performer We have to continue to focus our efforts on our core drivers: SIP and MMS We have tremendous opportunity to improve margins, ROIC and cash flow We had to pass through the middle to reach the top Hospira concluded: Project Fuel * non-GAAP measures

Project Fuel Initiatives

Project Fuel Financial Summary Eliminate 40% of list numbers (SKUs) Reduce workforce by 10% Streamlining Complexity reduction Operating income impact 2009: $8 - $10MM 2010: $70 - $80MM 2011: $110 - $140MM One-time costs $140 - $160MM

S A L E S Low High Low High B A D C P R O F I T A B I L I T Y “Core” product offering Eliminate list numbers and migrate to quadrant A or B Simplify Product Line Selectively eliminate list numbers and move to quadrant A Improve profitability of underperforming asset Vision - “Zero-complexity” focus on what truly matters to customers Goal - Cut list numbers by 40%+ and generate significant margin opportunity

Optimize Finance Organization Streamline planning and forecasting process Separate finance from accounting activities Reduce complexity, increase automation Centralize activities into shared service environment, including outsourcing Costs as a % of sales 1.2% 1.9% Average Hospira

Optimize IT Spend Increase outsourcing Optimize software and supplies Rationalize applications Costs as a % of sales 2.5% 3.0% Average Hospira

Reduce Procurement Costs Renegotiate contracts Consolidate suppliers Reduce commodity complexity; standardize Manage demand Strengthen organization – people and systems

Progress to Date Identified approximately 50% of our 7,000+ SKUs that can be eliminated over time Have eliminated 15% Sold Critical Care business to ICU Medical Notified over 50% of the impacted workforce Tracking to commitments

FINANCIAL GOALS Continued Growth

Delivering Financial Goals Low to mid double digits 11% - 13% Annual EPS Growth* High single digits 5% - 7% Annual Revenue Growth Improve by 35% N/A Operating Income* per Employee Low 20s (%) 18% - 19% Operating Margin* Over 20% 16% ROIC Low 40s (%) 39.5% - 40.5% Gross Margin* 2011E 2009E * Gross Margin, Operating Margin, Operating Income and EPS growth are adjusted; non-GAAP measures.

Risks and Upsides Market improvement Little to no appreciable near-term recovery in capital markets Accelerated regulatory drug approvals Major drug launch delays Favorable resolution of Paragraph IV legal actions Unfavorable resolution of Paragraph IV legal actions Greater-than-expected benefit from Project Fuel Greater-than-anticipated SIP competition 2009 - 2011 Potential Upsides Primary Risks

Hospira Recap YTD2009 Strong first half with solid performance in both SIP and MMS Launched first Paragraph IV - Oxaliplatin Launched high-dose Heparin Increased GPO contract awards with Premier and MedAssets Reduced debt by $50MM Tracking to save $8 - $10MM from Project Fuel efforts

Hospira Financial Summary Launching new products with significant opportunity Leveraging cost structure Improving gross and operating margins Increasing R&D throughput Managing working capital Generating significant cash flow Focusing on driving shareholder value

Fueling Growth

GAAP to Non-GAAP Reconciliations Net Sales The company expects net sales on a reported basis to be slightly up for full-year 2009. There have been no changes to the company's expectations with respect to foreign exchange assumptions since the second quarter 2009 conference call. Reconciliation of GAAP to Adjusted Gross Margin and Adjusted Operating Margin Projections for Full Year 2009: GAAP financial measures 37.6% - 38.6% 12.0% - 13.0% Adjustments: Project Fuel - midpoint of estimated charges related to Project Fuel initiatives 0.2% 3.9% Facilities Optimization - midpoint of estimated charges related to Facilities 0.3% 0.7% Optimization initiatives Estimated amortization of Mayne Pharma intangible assets 1.4% 1.4% Adjusted financial measures 39.5% - 40.5% 18.0% - 19.0% (1) Gross margin is defined as Gross profit ( Net sales less Cost of products sold) as a percent of Net sales. (2) Operating margin is defined as Income from operations as a percent of Net sales. Reconciliation of GAAP to Adjusted Diluted Earnings Per Share Projection for Full Year 2009: GAAP financial measures 2.20 $ - 2.25 $ Adjustments: Project Fuel - midpoint of estimated charges related to Project Fuel initiatives 0.73 Facilities Optimization - midpoint of estimated charges related to 0.11 Facilities Optimization initiatives Estimated amortization of Mayne Pharma intangible assets 0.23 Impairment of marketable equity securities 0.10 Resolution of IRS tax audit benefit (0.57) Adjusted financial measures 2.80 $ - 2.85 $ The Non-GAAP projected financial measures contained in this presentation for the full year of 2009 (including adjusted gross profit, adjusted income from operations and adjusted diluted Earnings Per Share) adjusted for certain specified items. Management believes that Non-GAAP financial measures can facilitate a more complete analysis and greater transparency into Hospira's ongoing results of operations, particularly in comparing underlying results from period to period. Management uses these Non-GAAP financial measures internally in financial planning, to monitor business unit performance, and in evaluating management performance. All Non-GAAP financial measures are intended to supplement the applicable GAAP measures and should not be considered in isolation, or a replacement for, financial measures prepared in accordance with GAAP. Hospira's Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Hospira, Inc. Reconciliation of GAAP to Non-GAAP Financial Measures Diluted EPS Projection Gross Margin (1) Operating Margin (2) (Unaudited)

GAAP to Non-GAAP Reconciliations Reconciliation of Historical Free Cash Flow to GAAP Measures: 2008 2007 2006 2005 Cash Flow from Operating Activities - GAAP 584 $ 551 $ 424 $ 571 $ Adjustments: Capital Expenditures (164) (211) (235) (256) Free Cash Flow (1) - Non-GAAP 420 $ 340 $ 189 $ 315 $ (1) Free cash flow is defined as Cash Flow from Operating Activities less Capital Expenditures. Reconciliation of Projected 2009 Free Cash Flow to GAAP Measures: 2009 Estimate Midpoint of Projected Cash Flow from Operating Activities - GAAP 635 $ Adjustments: Midpoint of Projected Capital Expenditures (165) Midpoint of Projected Free Cash Flow (1) - Non-GAAP 470 $ The Non-GAAP projected financial measure of Free cash flow contained in this presentation is adjusted for capital expenditures. Management believes that Non-GAAP financial measures can facilitate a more complete analysis and greater transparency into Hospira's ongoing results of operations, particularly in comparing underlying results from period to period. Management uses these Non-GAAP financial measures internally in financial planning, to monitor business unit performance, and in evaluating management performance. All Non-GAAP financial measures are intended to supplement the applicable GAAP measures and should not be considered in isolation, or a replacement for, financial measures prepared in accordance with GAAP. Hospira's Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Hospira, Inc. Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited) (dollars in millions)

GAAP to Non-GAAP Reconciliations

Hospira, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(dollars and shares in millions, except for per share amounts)

Six months ended June 30, 2009 adjustments and Reconciliation of GAAP to Non-GAAP Financial Measures:

	Gross Profit (1)	Income From Operations	Net Income	Diluted EPS
GAAP financial measures	$ 665.8	$ 205.8	$ 191.0	$ 1.18
Specified items:				
Project Fuel charges [A]	4.8	78.1	70.5	0.44
Facilities Optimization charges [B]	7.4	15.3	10.1	0.06
Amortization of Mayne Pharma intangible assets [C]	27.4	27.4	18.7	0.12
Impairment of marketable equity securities [D]	-	-	16.6	0.10
Resolution of IRS tax audit benefit [E]	-	-	(91.9)	(0.57)
Adjusted financial measures	$ 705.4	$ 326.6	$ 215.0	$ 1.33

GAAP results for the six months ended June 30, 2009 include:

A -- Project Fuel charges: $4.8 million reported in Cost of products sold, $57.4 million reported in Restructuring and impairment, $1.3 million reported in Research and development and $14.6 million reported in Selling, general and administrative. These charges relate to the Project Fuel initiatives and include costs for severance and other employee benefits, process optimization implementation, other asset charges, exit costs and charges associated with certain non-strategic businesses and underlying assets committed for disposal and the related inventories, property and equipment, allocated goodwill and intangible assets.

B -- Facilities Optimization charges: $7.4 million reported in Cost of products sold and $7.9 million reported in Restructuring and impairment. These charges relate to facilities optimization from the closure or departure from certain manufacturing and Research and Development ("R&D") facilities and include costs for severance and other employee benefits, accelerated depreciation and relocation of production and R&D operations.

C -- Amortization of Mayne Pharma Limited ("Mayne Pharma") intangible assets resulting from the Mayne Pharma acquisition is reported in Cost of products sold.

D -- Impairment of marketable equity securities is reported in Other expense (income), net.

E -- Resolution of IRS tax audit benefit of $91.9 million reported in Income tax expense (benefit). This discrete income tax benefit is related to the completion and effective settlement of U.S. tax return audits.

Six months ended June 30, 2008 adjustments and Reconciliation of GAAP to Non-GAAP Financial Measures:

	Gross Profit (1)	Income From Operations	Net Income	Diluted EPS
GAAP financial measures	$ 652.2	$ 229.4	$ 134.5	$ 0.83
Specified items:				
Facilities Optimization charges [A]	7.8	17.7	10.9	0.07
Amortization of Mayne Pharma intangible assets [B]	31.6	31.6	21.3	0.14
Integration-related charges [C]	3.0	18.2	13.1	0.08
Acquired in-process research and development	-	0.5	0.5	-
Adjusted financial measures	$ 694.6	$ 297.4	$ 180.3	$ 1.12

GAAP results for the six months ended June 30, 2008 include:

A -- Facilities Optimization charges: $7.8 million reported in Cost of products sold, $9.3 million reported in Restructuring and impairments and $0.6 million reported in Research and development.

B -- Amortization of Mayne Pharma intangible assets is reported in Cost of products sold.

C -- Integration-related charges: $3.0 million reported in Cost of products sold, $0.8 million reported in Research and development and $14.4 million reported in Selling, general and administrative. These charges relate to the integration of Mayne Pharma and other acquisitions into our operations and include costs for closure of facilities, termination of lease agreements, severance and other employee benefit costs.

(1) Gross profit is defined as Net sales less Cost of products sold.

The Non-GAAP financial measures contained in this presentation for the six-month periods ended June 30, 2009 and 2008 (including adjusted gross profit, adjusted income from operations, adjusted net income, and adjusted diluted Earnings Per Share) adjust for certain specified items. Management believes that Non-GAAP financial measures can facilitate a more complete analysis and greater transparency into Hospira's ongoing results of operations, particularly in comparing underlying results from period to period. Management uses these Non-GAAP financial measures internally in financial planning, to monitor business unit performance, and in evaluating management performance.
All Non-GAAP financial measures are intended to supplement the applicable GAAP measures and should not be considered in isolation, or a replacement for, financial measures prepared in accordance with GAAP.
Hospira's Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies.

GAAP to Non-GAAP Reconciliations Hospira, Inc. Reconciliation of Condensed Consolidated Statements of Income (Unaudited) (dollars and shares in millions, except per share amounts) % Change vs. Prior Year GAAP Adjustments Adjusted GAAP Adjustments Adjusted GAAP Adjusted Net sales 3,629.5 $ - $ 3,629.5 $ 3,436.2 $ - $ 3,436.2 $ 5.6% 5.6 % Cost of products sold 2,307.5 (104.5) A 2,203.0 2,262.3 (151.2) F 2,111.1 2.0% 4.4 % Gross Profit 1,322.0 104.5 1,426.5 1,173.9 151.2 1,325.1 12.6% 7.7 % Research and development 213.6 (3.3) B 210.3 201.2 (1.6) D 199.6 6.2% 5.4 % Acquired in-process research and development 0.5 (0.5) C - 88.0 (88.0) C - (99.4) % nm Selling, general and administrative 590.1 (21.0) D 569.1 582.1 (36.2) D 545.9 1.4% 4.2 % Income From Operations 517.8 129.3 647.1 302.6 277.0 579.6 71.1% 11.6 % Interest expense 116.2 - 116.2 134.5 (0.8) G 133.7 (13.6) % (13.1) % Other expense (income), net (5.9) - (5.9) (19.7) (5.7) H (25.4) (70.1) % (76.8) % Income Before Income Taxes 407.5 129.3 536.8 187.8 283.5 471.3 117.0% 13.9 % Income tax expense 86.6 42.1 E 128.7 51.0 69.3 E 120.3 69.8% 7.0 % Net Income 320.9 $ 87.2 $ 408.1 $ 136.8 $ 214.2 $ 351.0 $ 134.6% 16.3 % Earnings Per Common Share: Basic 2.02 $ 0.54 $ 2.56 $ 0.87 $ 1.37 $ 2.24 $ 132.2% 14.3 % Diluted 1.99 $ 0.54 $ 2.53 $ 0.85 $ 1.34 $ 2.19 $ 134.1% 15.5 % Weighted Average Common Shares Outstanding: Basic 159.2 159.2 159.2 156.9 156.9 156.9 1.5% 1.5 % Diluted 161.3 161.3 161.3 160.2 160.2 160.2 0.7% 0.7 % Statistics (as a % of Net Sales, except for income tax rate) Gross Profit 36.4% 39.3% 34.2% 38.6 % R&D 5.9% 5.8% 5.9% 5.8 % SG&A 16.3% 15.7% 16.9% 15.9 % Income From Operations 14.3% 17.8% 8.8% 16.9 % Income Before Income Taxes 11.2% 14.8% 5.5% 13.7 % Net Income 8.8% 11.2% 4.0% 10.2 % Income Tax Rate 21.3% 24.0% 27.2% 25.5 % A -- Includes intangible assets amortization of $62.8 related to the Mayne Pharma acquisition; charges of $35.6 related to the planned closures of the Ashland, OH; Montreal, Canada; North Chicago, IL; and Morgan Hill, CA facilities as part of Hospira's facilities optimization initiatives; a gain on the sale of the Montreal, Canada manufacturing plant ($2.5); and Mayne Pharma integration and other acquisition-related charges of $8.6. B -- Includes Mayne Pharma integration and other acquisition-related charges of $1.0 and facilities optimization initiatives of $2.3. C -- Acquired in-process research and development. D -- Mayne Pharma integration and other acquisition-related charges. E -- Reflects the tax effect of the above adjustments. F -- Includes inventory step-up charge of $53.1 and intangible assets amortization of $47.6 related to the Mayne Pharma acquisition; charges of $37.6 related to the planned closures of the Donegal, Ireland; Ashland, OH; Montreal, Canada; and North Chicago, IL facilities as part of Hospira's facilities optimization initiatives; a reduction of the obligation associated with the sale of the Salt Lake City, UT manufacturing plant to ICU Medical ($1.6); Mayne Pharma integration charges of $7.0; and intangible asset impairment of $7.5 related to a non-strategic device product. G -- Other acquisition-related charge: $2.2 of bridge loan fees incurred as a result of the Mayne Pharma acquisition expensed upon refinancing of loan during the first quarter of 2007 net of a refund of $1.4 received in the fourth quarter of 2007. H -- Other acquisition-related charge: foreign exchange losses related to the Mayne Pharma acquisition. nm = Percent change is not meaningful. 2008 2007 Years Ended December 31,

GAAP to Non-GAAP Reconciliations Hospira, Inc. Reconciliation of Condensed Consolidated Statements of Income (Unaudited) (dollars and shares in thousands, except per share amounts) % Change vs. Prior Year GAAP Adjustments Adjusted GAAP Adjustments Adjusted GAAP Adjusted Net sales 3,436,238 $ - $ 3,436,238 $ 2,688,505 $ - $ 2,688,505 $ 27.8% 27.8 % Cost of products sold 2,262,315 (151,168) A 2,111,147 1,749,262 (54,225) G 1,695,037 29.3% 24.5 % Gross Profit 1,173,923 151,168 1,325,091 939,243 54,225 993,468 25.0% 33.4 % Research and development 201,232 (1,604) B 199,628 161,621 (3,794) H 157,827 24.5% 26.5 % Acquired in-process research and development 87,987 (87,987) C - 10,000 (10,000) I - 779.9 % nm Selling, general and administrative 582,078 (36,153) B 545,925 428,038 (28,592) H 399,446 36.0% 36.7 % Income From Operations 302,626 276,912 579,538 339,584 96,611 436,195 (10.9) % 32.9 % Interest expense 134,517 (840) D 133,677 31,024 - 31,024 333.6% 330.9 % Other income, net (19,677) (5,653) E (25,330) (16,137) - (16,137) 21.9% 57.0 % Income Before Income Taxes 187,786 283,405 471,191 324,697 96,611 421,308 (42.2) % 11.8 % Income tax expense 51,028 69,218 F 120,246 87,018 22,519 F 109,537 (41.4) % 9.8 % Net Income 136,758 $ 214,187 $ 350,945 $ 237,679 $ 74,092 $ 311,771 $ (42.5) % 12.6 % Earnings Per Common Share: Basic 0.87 $ 1.37 $ 2.24 $ 1.51 $ 0.47 $ 1.98 $ (42.4) % 13.1 % Diluted 0.85 $ 1.34 $ 2.19 $ 1.48 $ 0.46 $ 1.94 $ (42.6) % 12.9 % Weighted Average Common Shares Outstanding: Basic 156,919 156,919 156,919 157,368 157,368 157,368 (0.3) % (0.3) % Diluted 160,164 160,164 160,164 160,424 160,424 160,424 (0.2) % (0.2) % Statistics (as a % of Net Sales, except for income tax rate) Gross Profit 34.2% 38.6% 34.9% 37.0% R&D 5.9% 5.8% 6.0% 5.9% S,G&A 16.9% 15.9% 15.9% 14.9% Income From Operations 8.8% 16.9% 12.6% 16.2% Income Before Income Taxes 5.5% 13.7% 12.1% 15.7% Net Income 4.0% 10.2% 8.8% 11.6% Income Tax Rate 27.2% 25.5% 26.8% 26.0% A -- Includes inventories step-up charge of $53,113 and intangible assets amortization of $47,455 related to the Mayne Pharma acquisition; charges of $37,571 related to the planned closures of the Donegal, Ireland; Ashland, OH; Montreal, Canada; and North Chicago, IL facilities as part of Hospira's facilities optimization initiatives; a reduction of the obligation associated with the 2005 sale of the Salt Lake City, UT manufacturing plant to ICU Medical ($1,579); Mayne Pharma integration charges of $7,100; and $7,508 related to the impairment of the intangible asset for brain-function monitoring devices. B -- Acquisition integration charges. C -- Acquired in-process research and development related to the acquisition of Mayne Pharma of $84,800 and $3,187 related to a product acquisition. D -- Other acquisition-related charge: $2,265 of bridge loan fees incurred as a result of the Mayne Pharma acquisition expensed upon refinancing of loan during the first quarter net of a refund of $1,425 received in the fourth quarter. E -- Other acquisition-related charge: foreign exchange losses related to the Mayne Pharma acquisition. F -- Reflects the tax effect of the above adjustments, except for the non-tax deductible write-off of acquired in-process research and development related to certain acquisitions. G -- Includes charges of $64,251 related to the planned closures of the Donegal, Ireland; Ashland, OH; Montreal, Canada; and North Chicago, IL facilities as part of Hospira's facilities optimization initiatives; a reduction of the obligation associated with the sale of the Salt Lake City, UT manufacturing plant to ICU Medical ($6,825); a gain on the sale of the Donegal, Ireland facility ($7,851); Mayne Pharma integration charges of $114; and non-recurring transition charges of $4,536 as a result of the spin-off from Abbott Laboratories. H -- Non-recurring transition charges as a result of the spin-off from Abbott Laboratories, integration and other acquisition-related charges. I -- Acquired in-process research and development related to the acquisition of BresaGen. nm = Percent change is not meaningful. Twelve Months Ended December 31, 2007 2006

GAAP to Non-GAAP Reconciliations GAAP Adjustments Adjusted GAAP Adjustments Adjusted GAAP Adjusted Net sales 2,527,714 $ - $ 2,527,714 $ 2,457,588 $ - $ 2,457,588 $ 2.9 2.9 Net sales to Abbott Laboratories 160,791 - 160,791 169,108 - 169,108 (4.9) (4.9) Total Net Sales 2,688,505 - 2,688,505 2,626,696 - 2,626,696 2.4 2.4 Cost of products sold 1,749,262 (54,225) A 1,695,037 1,777,640 (48,722) E 1,728,918 (1.6) (2.0) Gross Profit 939,243 54,225 993,468 849,056 48,722 897,778 10.6 10.7 Research and development 161,621 (3,794) B 157,827 138,834 (906) B 137,928 16.4 14.4 Acquired in-process research and development 10,000 (10,000) C - - - - nm nm Selling, general and administrative 428,038 (28,592) D 399,446 373,607 (34,249) B 339,358 14.6 17.7 Income From Operations 339,584 96,611 436,195 336,615 83,877 420,492 0.9 3.7 Interest expense 31,024 - 31,024 28,276 - 28,276 9.7 9.7 Other (income), net (16,137) - (16,137) (13,736) - (13,736) 17.5 17.5 Income Before Income Taxes 324,697 96,611 421,308 322,075 83,877 405,952 0.8 3.8 Income tax expense 87,018 22,519 109,537 86,437 10,991 F 97,428 0.7 12.4 Net Income 237,679 $ 74,092 $ 311,771 $ 235,638 $ 72,886 $ 308,524 $ 0.9 1.1 Earnings Per Common Share: Basic 1.51 $ 0.47 $ 1.98 $ 1.48 $ 0.46 $ 1.94 $ 2.0 2.1 Diluted 1.48 $ 0.46 $ 1.94 $ 1.46 $ 0.45 $ 1.91 $ 1.4 1.6 Weighted Average Common Shares Outstanding: Basic 157,368 157,368 157,368 159,275 159,275 159,275 (1.2) (1.2) Diluted 160,424 160,424 160,424 161,634 161,634 161,634 (0.7) (0.7) Statistics (as a % of Total Net Sales, except for income tax rate) Gross Profit 34.9% 37.0% 32.3% 34.2% R&D 6.0% 5.9% 5.3% 5.3% SG&A 15.9% 14.9% 14.2% 12.9% Income From Operations 12.6% 16.2% 12.8% 16.0% Income Before Income Taxes 12.1% 15.7% 12.3% 15.5% Net Income 8.8% 11.6% 9.0% 11.7% Income tax rate 26.8% 26.0% 26.8% 24.0% A -- Includes costs of $64,251 related to the announced closures of the Donegal, Ireland; Ashland, OH; Montreal, Canada; and North Chicago, IL facilities as part of Hospira's facilities optimization initiatives; a reduction of the obligation associated with the sale of the Salt Lake City, UT manufacturing plant to ICU Medical ($6,825); a gain on the sale of the Donegal, Ireland facility ($7,851); integration costs associated with the acquisition of Mayne Pharma of $114; and non-recurring transition costs of $4,536. B -- Non-recurring transition costs. C -- Acquired in-process research and development related to the acquisition of BresaGen. D -- Includes integration charges of $1,820 related to the acquisition of Mayne Pharma, integration charges of $95 related to the acquisition of BresaGen, and non-recurring transition costs of $26,677. E -- Includes an impairment charge of $2,429 and other charges of $13,754 related to the sale of the Salt Lake City, UT manufacturing plant to ICU Medical; $8,616 related to the closure of the Donegal, Ireland facility as part of Hospira's manufacturing optimization initiatives; impairment charges of $13,074 related to the Montreal, Canada and Ashland, Ohio manufacturing facilities; and non-recurring transition costs of $10,849. F -- Includes $9,139 tax impact of earnings repatriation related to The American Jobs Creations Act. Hospira, Inc. Reconciliation of Consolidated Statements of Income 2006 2005 Twelve Months Ended December 31 (Unaudited) (dollars and shares in thousands, except per share amounts) % Change vs. Prior Year

GAAP to Non-GAAP Reconciliations GAAP Adjustments Adjusted GAAP Adjustments Net sales 2,457,588 $ - $ 2,457,588 $ 2,465,052 $ - $ Net sales to Abbott Laboratories 169,108 - 169,108 179,984 - Total Net Sales 2,626,696 - 2,626,696 2,645,036 - Cost of products sold 1,777,640 (48,722) A 1,728,918 1,858,435 (4,819) Gross Profit 849,056 48,722 897,778 786,601 4,819 Research and development 138,834 (906) B 137,928 119,583 (279) Selling, general and administrative 373,607 (34,249) B 339,358 304,004 (27,123) - - - (64,636) 64,636 Income From Operations 336,615 83,877 420,492 427,650 (32,415) Interest expense 28,276 - 28,276 18,758 - Other (income), net (13,736) - (13,736) (2,628) (189) Income Before Income Taxes 322,075 83,877 405,952 411,520 (32,226) Income tax expense 86,437 10,991 D 97,428 109,968 (16,234) Net Income 235,638 $ 72,886 $ 308,524 $ 301,552 $ (15,992) $ Earnings Per Common Share: Basic 1.48 $ 0.46 $ 1.94 $ 1.93 $ (0.10) $ Diluted 1.46 $ 0.45 $ 1.91 $ 1.92 $ (0.10) $ Weighted Average Common Shares Outstanding: Basic 159,275 159,275 159,275 156,187 156,187 Diluted 161,634 161,634 161,634 157,160 157,160 Statistics (as a % of Total Net Sales, except for income tax rate) Gross Profit 32.3% 34.2% 29.7% R&D 5.3% 5.3% 4.5% SG&A 14.2% 12.9% 11.5% Income From Operations 12.8% 16.0% 16.2% Income Before Income Taxes 12.3% 15.5% 15.6% Net Income 9.0% 11.7% 11.4% Income tax rate 26.8% 24.0% 26.7% A -- Includes an impairment charge of $2,429 and other charges of $13,754 related to the sale of the Salt Lake City manufacturing plant to ICU Medical, $8,616 related to the planned closure of the Donegal, Ireland, manufacturing plant, impairment charges of $13,074 related to the Montreal and Ashland, Ohio manufacturing facilities, and non-recurring transition costs of $10,849. Curtailment of post-retirement medical and dental benefits 2005 2004 Twelve Months Ended December 31, (Unaudited) (dollars and shares in thousands, except per share amounts) Hospira, Inc. Reconciliation of Consolidated Statements of Income Hospira, Inc. Reconciliation of Consolidated Statements of Income (Unaudited) (dollars and shares in thousands, except per share amounts) Adjusted GAAP Adjusted 2,465,052 $ (0.3) (0.3) 179,984 (6.0) (6.0) 2,645,036 (0.7) (0.7) B 1,853,616 (4.3) (6.7) 791,420 7.9 13.4 B 119,304 16.1 15.6 B 276,881 22.9 22.6 C - nm nm 395,235 (21.3) 6.4 18,758 50.7 50.7 B (2,817) nm nm 379,294 (21.7) 7.0 C 93,734 (21.4) 3.9 285,560 $ (21.9) 8.0 1.83 $ (23.3) 6.0 1.82 $ (24.0) 4.9 156,187 2.0 2.0 157,160 2.8 2.8 % Change vs. Prior Year 29.9% 4.5% 10.5% 14.9% 14.3% 10.8% 24.7% B -- Non-recurring transition costs. C -- 2004 curtailment gain ($64,636) is tax effected at 37.5%, while 2004 non-recurring transition costs were tax effected at 24.7%.Curtailment of post-retirement medical and dental benefits Income From Operations

GAAP to Non-GAAP Reconciliations

Hospira, Inc.
Reconciliation of Statements of Income
(Unaudited)
(dollars and shares in thousands, except per share amounts)

	Twelve Months Ended December 31 2004* GAAP	2004* Adjustments	2004* Adjusted	2003* GAAP	% Change vs. Prior Year GAAP	% Change vs. Prior Year Adjusted**
Net sales	$ 2,465,052	$ -	$ 2,465,052	$ 2,400,228	2.7	2.7%
Net sales to Abbott Laboratories	179,984	-	179,984	223,509	(19.5)	(19.5)
Total Net Sales	2,645,036	-	2,645,036	2,623,737	0.8	0.8%
Cost of products sold	1,858,435	(4,819) A	1,853,616	1,922,686	(3.3)	(3.6)
Gross Profit	786,601	4,819	791,420	701,051	12.2	12.9%
Research and development	119,583	(279) A	119,304	109,720	9.0	8.7%
Selling, general and administrative	304,004	(27,123) A	276,881	230,956	31.6	19.9%
Curtailment of post-retirement medical and dental benefits	(64,636)	64,636 B	-	-	nm	nm
Income From Operations	427,650	(32,415)	395,235	360,375	18.7	9.7%
Interest expense	18,758		18,758	-	nm	nm
Other (income) expense, net	(2,628)	(189) A	(2,817)	1,254	nm	nm
Income Before Income Taxes	411,520	(32,226)	379,294	359,121	14.6	5.6%
Income tax expense	109,968	(16,234) C	93,734	98,758	11.4	(5.1)
Net Income	$ 301,552	$ (15,992)	$ 285,560	$ 260,363	15.8	9.7%
Earnings Per Common Share:						
Basic	$ 1.93	$ (0.10)	$ 1.83	$ 1.67		
Diluted	$ 1.92	$ (0.10)	$ 1.82	$ 1.67		
Weighted Average Common Shares Outstanding:						
Basic	156,187	156,187	156,187	156,043		
Diluted	157,160	157,160	157,160	156,043		

Statistics (as a % of Total Net Sales except for Income tax rate)	2004* GAAP	2004* Adjusted	2003* GAAP
Gross Profit	29.7%	29.9%	26.7%
R&D	4.5%	4.5%	4.2%
SG&A	11.5%	10.5%	8.8%
Income From Operations	16.2%	14.9%	13.7%
Income Before Income Taxes	15.6%	14.3%	13.7%
Net Income	11.4%	10.8%	9.9%
Income tax rate	26.7%	24.7%	27.5%

* Hospira spun off from Abbott Laboratories on April 30, 2004. Results for the portion of 2004 after the spin-off reflect the company's status as an indpendent public company; the portion of 2004 prior to the spin-off and full-year 2003 performance reflect results for the business operated as a part of Abbott Laboratories. Results for 2003 do not include any of the ongoing, incremental costs of being a standalone public company or any non-recurring transition costs.

** Year-over-year adjusted performance comparisons are between Adjusted Results in 2004 and GAAP results in 2003. Results for 2003 do not include any of the ongoing, incremental costs of being a standalone public company or any non-recurring transition costs.

A -- Non-recurring transition costs.
B -- Curtailment gain ($64,636).
C -- Curtailment gain is tax effected at 37.5%, while non-recurring transition costs are tax effected at 24.7%. Fourth Quarter 2004 includes impact of decreasing overall effective tax rate from 26% to 24.7%.

GAAP to Non-GAAP Reconciliations The tables on the previous five slides reconcile the most comparable U.S. Generally Accepted Accounting Principles (GAAP) measures to the non-GAAP financial and operating measures presented in Hospira’s current presentations to the investment community. “Adjusted Gross Margin” and “Adjusted Operating Margin” are non-GAAP financial measures that refer to Hospira’s gross profit and operating income respectively, excluding the items below as indicated and divided by Total Net Sales. “Adjusted Earnings Per Share” is a non-GAAP financial measure that refers to Hospira’s diluted earnings per share, excluding the items listed below as indicated, net of tax. Facilities optimization and the impairment of long-lived assets: charges, expenses, gains and losses in 2008, 2007, 2006 and 2005 relating to the sale of the Salt Lake City, Utah manufacturing facility, and the closures of the Ashland, Ohio; Donegal, Ireland; Montreal, Canada; and Morgan Hill, California facilities and the departure from the North Chicago, Illinois manufacturing facility, including obligations assumed in connection with the sale of the Salt Lake City facility, asset impairment charges, restructuring charges, and expenses relating to the relocation of production and R&D operations from the affected facilities to other facilities. Also excluded are gains on the sale of the Donegal and Montreal facilities, and reductions of the obligations assumed in connection with the sale of the Salt Lake City facility; as well as a 2007 impairment charge and facility closure costs based on management’s decision to limit future research and development investments related to a previous acquisition of a non-strategic device product; Acquisition and integration-related expenses: the expenses in 2008, 2007 and 2006 that are related to integration activities associated with Hospira’s acquisitions, including foreign currency losses and bridge loan fees to finance the Mayne Pharma acquisition; Purchase accounting charges*: non-cash charges in 2008, 2007 and 2006 relating to: the write-off of acquired in-process research and development associated with the 2008 acquisition of a medical device technology developer; the inventories step-up and write-off of acquired in-process research and development related to the 2007 acquisition of Mayne Pharma; the 2007 purchase of certain clinical studies related to a compound that will be used to file for expanded medical indications; and the write-off of acquired in-process research and development associated with the fourth-quarter 2006 acquisition of BresaGen Limited; Amortization of Mayne Pharma intangible assets: non-cash amortization charges in 2008 and 2007 of acquired intangible assets in connection with the Mayne Pharma acquisition; Non-recurring transition expenses: non-recurring transition expenses in 2006, 2005 and 2004 related to Hospira becoming an independent, stand-alone company, including expenses relating to the establishment of new facilities, the build-out of independent information technology systems, and product registration and re-labeling; and Curtailment gain*: a non-cash curtailment gain in 2004 related to discontinuation of the company’s post-retirement medical and dental plan. *Purchase accounting charges for the write-off of acquired in-process research and development and the curtailment gain do not impact adjusted gross margin. Management believes that these adjusted measures, when presented together with, and reconciled to, the comparable measures presented in accordance with GAAP, are useful to both management and investors in their analysis of the company’s ongoing business and operating performance. Management believes that such presentation enables investors to have more complete information with which to assess the company’s operating performance and prospects. Such presentation also facilitates comparability with past performance. Management uses these adjusted measures as supplemental measures in assessing its own performance, including for planning purposes and establishing employee incentive targets. Non-GAAP financial measures should not be considered a substitute for any GAAP measure. Additionally, non-GAAP financial measures as presented by Hospira may not be comparable to similarly titled measures reported by other companies. The financial information included in this presentation for 2003 and the first four months of 2004 represents a compilation that reflects the results of the businesses that now comprise Hospira as they operated as part of Abbott Laboratories. It does not reflect Hospira’s results of operations had Hospira been a stand-alone company for those periods. The items excluded from the non-GAAP financial measures are discussed further in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Notes to the Consolidated Financial Statements” in the Annual Report on Form 10-K for the year ended December 31, 2008.